Table of Contents

Exhibit 10.26

SUPPLEMENTAL AGREEMENT NO. 14

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GAC INC.

Relating to Boeing Model 737-8EH Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 29th day of September 2008, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC INC., a company organized under the laws of the Cayman Islands (Buyer);

WITNESSETH:

     WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft; and

     WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement, and

     WHEREAS, Boeing and Buyer have agreed to amend the Agreement in order to incorporate the additional new Exhibit A3 aircraft configuration documentation that will apply to model 737-700 aircraft that may be added to this Agreement in substitution for earlier firm contracted model 737-800 aircraft.

     WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1. Table of Contents.

     Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 14 (SA-14) into the Purchase Agreement.

2. Tables.

     2.1 Remove and replace Table 4 with the new Table 4 (attached hereto) in order to reflect the deletion of the July 2009 model 737-800 aircraft.

     2.2 Add the new Table 7 (attached hereto) in order to reflect Buyer's decision to substitute a July 2009 model 737-700 in lieu of an earlier firm contracted July 2009 model 737-800 aircraft.

3. Exhibits.

     3.1 Add the new Exhibit A3, Aircraft Configuration (GOT 737-700), which Buyer has approved and agrees will apply to any model 737-800 aircraft that is to become a model 737-700 under the terms and conditions of Letter Agreement No. 6-1162- DME-1106R1, Aircraft Model Substitution.

4. Letter Agreements.

     4.1 Remove and replace page 11 of the Letter Agreement no. 6-1162-DME-0824R2, Special Matters, with the new page 11 (attached hereto) in order to clarify Item 14(c) addressing the Special Boeing Allowance to be provided to Buyer per the terms and conditions described therein.

     4.2 Remove and replace page 1, page 2, and page 3 of the Letter Agreement No. 6-1162-DME-1104, Banded Fixed Escalation Program, with the new page 1, page 2, and page 3, (attached hereto) to reflect the Buyer's decision and provision to Boeing of written notification that the applicability of the terms and conditions of this letter agreement will be for the Table 5 and Table 6 aircraft only.

     4.3 Add the new Letter Agreement No. 6-1162-DME-1106R1, Aircraft Model Substitution, (attached hereto) with its expanded applicability to now also include Buyer's ability to make substitution of an Aircraft to become an (a) Varig configuration model 737-800 aircraft, a (b) Varig configuration model 737-700 aircraft, or a (c) GOL configuration model 737-700 aircraft.

     4.4 incorporate, by reference, the previously agreed upon stand-alone Letter Agreement No. 6-1162-DME-1111R1, SA-13 – Delayed Advance Payment due upon Execution, dated 21 December 2007, relating to the non-refundable nature of and delayed receipt by Boeing of certain advance payment amounts.

Boeing's labor contract renewal date with its principal employee union expired at midnight on September 3, 2008. After a 48 hour mediation effort, the IAM initiated a strike on September 6, 2008. (IAM Action) The Customer acknowledges that (i) the obligations of Boeing described in this Supplemental Agreement are premised upon Boeing's manufacturing capability prior to the IAM Action; and (ii) delay in the performance of any obligation of Boeing under this Purchase Agreement resulting from such a strike or labor action is an excusable delay under the provisions of Article 7 of the AGTA.

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By /s/ [Unreadable]

Its       Attorney-In-Fact

GAC INC.

By    /s/ Henrique Constantino          Witness    /s/ Anna Cecilia Bettencourt
Its       Henrique Constantino                               Anna Cecilia Bettencourt
                                                                            Diretora de Tesouraria

TABLE OF CONTENTS
SUPPLEMENTAL AGREEMENT NUMBER

ARTICLES
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous
TABLE
1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-13
2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-12
3.	Aircraft Information Table 3 (Block 3 aircraft)	SA-11
4.	Aircraft Information Table 4 (Block 4 aircraft)	SA-14
5.	Aircraft Information Table 5 (Block 5 aircraft)	SA-13
6.	Aircraft Information Table 6 (Block 6 aircraft)	SA-13
7.	Aircraft Information Table 7 (Block 7 aircraft)	SA-14
EXHIBIT
A.	Aircraft Configuration (GOT 737-800)	SA-5
A2.	Aircraft Configuration (GOT 737-800 w/O/H stowage)	SA-10
A3.	Aircraft Configuration (GOT 737-700)	SA-14
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AEI .	Escalation Adjustment/Airframe and Optional Features	SA-5
BFE1.	BFE Variables	SA-13
CS1.	Customer Support Variables
EEl.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

SUPPLEMENTAL AGREEMENT NUMBER
LETTER AGREEMENTS

2910-01	Customer Software
2910-02	Spares – Flight Crew Training Spare Parts Support
2910-03	Spares – Initial Provisioning

6-1162-DME-0706R4	Purchase Rights	SA-13
6-1162-DME-0707R1	Advance Payment Matters	SA-13
6-1162-DME-0708	Technical Matters
6-1162-DME-0710	Performance Guarantees	SA-10
6-1162-DME-0711	Promotional Support
6-1162-DME-0712	Special Matters	SA-5
6-1162-DME-0713	Tailored Weight Program
6-1162-DME-0714	Demonstration Flight Waiver
6-1162-DME-0824R2	Special Matters	SA-14
6-1162-DME-0825	Market Risk - Escalation	SA-10
6-1162-DME-0841	Certain 2006 Aircraft Deliveries - Advance Payment Matters	SA-7
6-1162-DME-0867	Short-Term Payment Deferral - Signing of SA-7	SA-7
6-1162-DME-1104	Banded Fixed Escalation Program	SA-14
6-1162-DME-1106R1	Aircraft Model Substitution	SA-14
6-1162-DME-1107	Promotional Support Agreement - Varig	SA-13
6-1162-DME-1111R1	SA-13 - Delayed Advance Payment Due Upon Execution	SA-14

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	17	February	2006
SA-9	13	March	2006
SA-10	19	October	2006
SA-11	24	October	2006
SA-12	28	February	2007
SA-13	17	December	2007
SA-14	________	________	2008

Supplemental. Agreement No. SA-14
Table 4 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	155.500	Detail Specification:	D019A001GOT38P (6/21/2006)
Engine Model/Thrust:	CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:	jul/06	ECI-MFG/CPI
Airframe Price:		$64.491.000	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		$672.500

Sub-Total of Airframe and Features:		$65.163.500	Airframe Escalation Data:
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	180,3
Aircraft Basic Price (Excluding BFE/SPE):		$65.163.500	Base Year Index (CPI):	195,4

Buyer Furnished Equipment (BFE) Estimate:		$1.418.000
Seller Purchased Equipment (SPE) Estimate:		$0

Refundable Deposit/Aircraft at Proposal Accept:		$100.000

				Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	At Signing 1%	24 Mos, 4%	21/18/12/9/6 Mos. 5%	Total 30%
set-2009	1	1.0896	$71,002,000	$610,020	$2,840,080	$3,550,100	$21,300,600
out-2009	1	1.0918	$71,146,000	$611,460	$2,845,840	$3,557,300	$21,343,800
nov-2009	1	1.0939	$71,282,000	$612,820	$2,851,280	$3,564,100	$21,384,600
dez-2009	1	1.0971	$71,491,000	$614,910	$2,859,640	$3,574,550	$21,447,300
jan-2009	1	1.1004	$71,706,000	$617,060	$2,868,240	$3,585,300	$21,511,800
mai-2009	2	1.111	$72,397,000	$623,970	$2,895,880	$3,619,850	$21,719,100
jun-2009	2	1.1136	$72,566,000	$625,660	$2,902,640	$3,628,300	$21,769,800
jul-2009	2	1.1158	$72,709,000	$627,090	$2,908,360	$3,635,450	$21,812,700
abr-2009	1	1.1404	$74,312,000	$643,120	$2,972,480	$3,715,600	$22,293,600
jun-2009	1	1.1456	$74,651,000	$646,510	$2,986,040	$3,732,550	$22,395,300
out-2009	1	1.1556	$75,303,000	$653,030	$3,012,120	$3,765,150	$22,590,900
fev-2009	1	1.168	$76,111,000	$661,110	$3,044,440	$3,805,550	$22,833,300

Supplemental Agreement No. SA-14 Table 4 to
Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

				Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
mar-2012	1	1.1707	$76,287,000	$662,870	$3,051,480	$3,814,350	$22,886,100
abr-2012	1	1.1739	$76,495,000	$664,950	$3,059,800	$3,824,750	$22,948,500
mai-2012	1	1.1766	$76,671,000	$666,710	$3,066,840	$3,833,550	$23,001,300
jun-2012	1	1.1792	$76,841,000	$668,410	$3,073,640	$3,842,050	$23,052,300

Total:	19

Supplemental Agreement SA-14
Table 7 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-700	133.000
			Detail Specification:	D019A001-K (3/2/2007)
Engine Model/Thrust:	CFM56-7B22
			Airframe Price Base Year/Escalation Formula:	ju1/06	ECI-MFG/CPI
Airframe Price:		$52.361.000	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		$733.400

Sub-Total of Airframe and Features:		$53.094.400	Airframe Escalation Data:

Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	180,3
Aircraft Basic Price (Excluding BFE/SPE):		$53.094.400	Base Year Index (CPI):	195,4

Buyer Furnished Equipment (BFE) Estimate:		$1.325.000
Seller Purchased Equipment (SPE) Estimate:		$0

Refundable Deposit/Aircraft at Proposal Accept:		$95.000

				Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
jul-2009	1	1.0763	$57,146,000	$476,460	$2,285,840	$2,857,300	$17,143,800

Total:	1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

GAC INC.

Exhibit A3 to Purchase Agreement Number 2910

relating to

BOEING MODEL 737-7EH AIRCRAFT

(GOT 737-700)

A3

Exhibit A3 to
Purchase Agreement No. 2910

AIRCRAFT CONFIGURATION

Dated: __August 2008

relating to

BOEING MODEL 737-7EH AIRCRAFT

(GOT 737-700)

     The Detail Specification is D019A001GOT37P-1, dated TBD*. Such Detail Specification will be comprised of Boeing Configuration Specification No. D019A001-K, dated 02 March 2007 as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019A001GOT37P-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

* Detail Specification D019A001GOT37P-1 expected availability 01 December 2008

A3

Exhibit A3-R1_737-700_SA-14	BOEING PROPRIETARY	9/10/2008-18:27

CR	Exhibit A3-R1 to Purchase Agreement 2910 GOT 737-700 Title	2006 $ Price Per A/C
0110-000026	MINOR MODEL 737-700 PASSENGER AIRPLANE	IB
0110-000030	MAJOR MODEL 737 AIRPLANE	IB
0170A213B33	FLIGHT DECK - 2 OBSERVERS	$33,900
0170A244C58	SERVICING FEATURES - BASIC	-$3,200
0170A425A75	AVIONICS - SINGLE FMC WITH MULTI-CONTROL DISPLAY UNIT	$61,300
0170A541A14	AIRFRAME - 737-700	IB
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	-$3,200
0170B871A29	LAVATORY AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS	$339,000
0170B871A31	GALLEY AFT COMPLEX - G4B GALLEY - DOMED AFT BULKHEAD (BASELINE)	$78,300
0170B871A35	FORWARD COMPLEX - MINIMUM GALLEY CAPACITY	$256,700
0170C204A96	CARGO LINERS- HEAVY DUTY - FORWARD	-$3,200
0170C204A99	CARGO LINERS- HEAVY DUTY- AFT	-$3,200
0170C221A13	CERTIFICATION - BASIC	IB
0170C939A02	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF	$163,300
0220CO28L22	TYPE CERTIFICATON & EXPORT CERTIFICATE OF AIRWORTHINESS FOR AIRPLANE DELIVERY - REQUIREMENT - 737-700 - GOT	NC
0224-000036	EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)	$10,100
0228A086A39	AIRPLANE FLIGHT MANUALS - REVISION - TO IMPROVE LANDING PERFORMANCE OF AIRCRAFT ON WET GROOVED OR POROUS FRICTION COARSE RUNWAYS.	$3,600
0228A229A17	BRAZILIAN CTA SUPPLEMENT TO THE FAA APPROVED AIRPLANE FLIGHT MANUAL	NC
0228B393A68	AIRPLANE FLIGHT MANUAL	NC
0252B299A36	INSTRUMENTATION, AIRPLANE AND FUEL MEASURING STICK MANUALS IN METRIC UNITS - TEMPERATURE IN DEGREES CELSIUS	NC
0315B393A65	CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 737-700	NC
0351C028L25	TAKEOFF PERFORMANCE IMPROVEMENT - ALTERNATE FORWARD CENTER OF GRAVITY LIMITS	$15,400
1110C724Y99	EXTERIOR NON-REGULATORY MARKINGS	NC
1110C724Z00	EXTERIOR REGULATORY MARKINGS AND COLOR SCHEME	NC
1130B637X54	LOWER LOBE CARGO COMPARTMENT LOADING PLACARDS - BILINGUAL - POUNDS PER SQUARE FOOT AND KG PER SQUARE METER - (PORTUGUESE/ENGLISH)	NC
1130C724Z04	LIGHTED SIGNS	NC
1130C724Z06	INTERIOR PLACARDS AND MARKERS	NC
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	NC
2130-000012	350 FPM CABIN PRESSURE DESCENT RATE	NC
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	NC
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	NC
2210-000121	AUTOFLIGHT - ACTIVATION OF CONTROL WHEEL STEERING REVERSION IN APPROACH MODE	NC
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	NC
2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING	NC
2210-000130	AUTOFLIGHT - AIRSPEED DEVIATION WARNING	NC
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	NC
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	NC
2310B401A33	COMMUNICATIONS CONTROL PANELS - TRIPLE GABLES RADIO TUNING PANELS CAPABLE OF TWO HF SYSTEMS AND THREE VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	NC
2311A589A21	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF SINGLE HONEYWELL INTERNATIONAL INC. HF TRANSCEIVER - P/N 964-0452-011 - AND DIGITAL HF COUPLER - P/N 964-0453-011 - BFE/SPE	NC
2312-000427	VHF COMMUNICATIONS - SYSTEM INSTALLATION OF DUAL ALLIEDSIGNAL RTA-44D FM-IMMUNE ARINC 716/750 TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING AND CMC INTERFACE CAPABILITY - 064-50000-0110 - BFE/SPE	NC
2321-000047	SELCAL - GABLES CONTROL PANEL - P/N G7165-01	NC
2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008-000 - BFE/SPE	NC
2324A632A76	EMERGENCY LOCATOR TRANSMITTER (ELT) - HONEYWELL 3-FREQUENCY AUTOMATIC FIXED, P/N 1152682-1 - BFE	$23,700
2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	NC
2331B754B21	PRAM/BMM SYSTEM - PANASONIC - 80MB - FASTEN SEAT BELT/DECOMPRESSION DISCRETES ACTIVATED - BFE/SPE	NC

BOEING PROPRIETARY

Exhibit A3-R1_737-700_SA-14	BOEING PROPRIETARY	9/10/2008-18:27

CR	Exhibit A3-R1 to Purchase Agreement 2910 GOT 737-700 Title	2006 $ Price Per A/C
2350C174A16	AUDIO CONTROL PANEL INSTALLATION - 3VHF/2HF - AVTECH CORPORATION	NC
2351-000034	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1341 - BFE/SPE	NC
2351-000036	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1341 - BFE/SPE	NC
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	NC
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	NC
2351A213B80	HEADPHONE - FIRST OBSERVER - TELEX - P/N 64400-200 - BFE/SPE	NC
2351A213B81	HEADPHONE - SECOND OBSERVER - TELEX - P/N 64400-200 - BFE/SPE	NC
2371-000053	SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICROPHONE/MONITOR ED56A - ALLIEDSIGNAL- 2 HOUR RECORDING TIME - P/N 980-6022-001 & P/N 980-6116-001 - BFE/SPE	NC
2433-000042	STANDBY POWER - 30-MINUTE CAPABILITY - SINGLE 48 AMP HOUR BATTERY	$48,100
2513-000433	CUPHOLDER - INSTALLATION - FIRST OFFICER'S SIDEWALL WITHOUT PRINTER OR AUDIO SELECTOR PANEL	NC
2513A794B51	ASHTRAY - DELETION - FLIGHT COMPARTMENT	NC
2513B694F45	CONTROL COLUMN CHECKLIST PLACARDS - GOT	NC
2520C724Z09	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	NC
2523C724Z11	PASSENGER SERVICE UNITS	$162,900
2524B873A08	FORWARD RIGHT HAND FULL HEIGHT WINDSCREEN/STOWAGE UNIT	$27,400
2524C028L23	FORWARD RIGHT HAND FULL HEIGHT WINDSCREEN/STOWAGE UNIT SELECTABLES	$600
2524C724Z18	FORWARD LEFT HAND FULL HEIGHT WINDSCREEN WITH STOWAGE UNIT	$28,300
2525C724Z21	ECONOMY CLASS SEATS - BFE/SPE	NC
2527C006A05	FLOOR COVERING- CARPET, SERGED EDGES	NC
2528C724Z22	OVERHEAD STOWAGE BINS	$1,000
2528C724Z24	LITERATURE POCKETS	$4,100
2530C724Z29	GALLEY INSERT PART NUMBERS - BFE/SPE	NC
2530C724Z30	GALLEY PART NUMBERS - BFE/SPE	NC
2540C724Z32	LA LAVATORY SELECTABLES	NC
2540C724Z33	LD LAVATORY SELECTABLES	NC
2540C724Z34	LE LAVATORY SELECTABLES	NC
2560-000268	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - COMPARTMENT ABOVE CLOSET	NC
2560B329B14	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - AIR CRUISERS - P/N 63600- 501 - BFE/SPE	NC
2560B694F26	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - B/E AEROSPACE - P/N 119003-11 - ON STANCHIONS - BFE/SPE	$700
2562C724Z35	OVERWATER EMERGENCY EQUIPMENT - BFE/SPE	NC
2564C724Z45	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - BFE/SPE	$20,100
2622-000047	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINES	NC
2800C528A45	FUEL SYSTEM PLACARDS - REVISION - ADD PORTUGUESE IN LIEU OF ENGISH ONLY - GOT	NC
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	NC
2911-000041	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - PARKER (ABEX) - 10-62167	NC
2911-000043	AC MOTOR-DRIVEN HYDRAULIC PUMPS - PARKER (ABEX) - 10-60556	NC
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	NC
3131-000143	ACCELEROMETER - Honeywell P/N 971-4193-001 - BFE/SPE	NC
3131-000187	DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/SPE	NC
3131B694J50	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - WITH ACMS CAPABILITY AND INTEGRATED PCMCIA MEDIA INTERFACE - SFIM - P/N ED47B109 - BFE/SPE	NC
3132C174A01	AIRBORNE DATA LOADER/RECORDER - ARINC 615 - HONEYWELL - 964-0401-017 - BFE/SPE	NC
3161C175A22	ENGINE OIL QUANTITY DISPLAY - PERCENT - ENGINE DISPLAY	NC
3161C175A29	FUEL TOTALIZER - ENABLE	NC
3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	NC
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	NC
3162-000026	DISPLAY OF ROUND DIAL AND DIGITAL RADIO ALTITUDE - ADI	NC
3162-000027	RADIO ALTITUDE - ABOVE ADI	NC
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	NC
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	NC

BOEING PROPRIETARY

Exhibit A3-R1_737-700_SA-14	BOEING PROPRIETARY	9/10/2008-18:27

CR	Exhibit A3-R1 to Purchase Agreement 2910 GOT 737-700 Title	2006 $ Price Per A/C
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY	NC
3162-000044	TCAS RESOLUTION ADVISORY - VSI	NC
3162-000046	SINGLE CHANNEL AUTOPILOT ANNUNCIATION - ABOVE ADI	NC
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	NC
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	NC
3162-000064	RANGE ARCS - NAVIGATION DISPLAY	NC
3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	NC
3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	NC
3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	NC
3162-000218	GROUND SPEED - DISPLAYED BELOW AIRSPEED TAPE WHEN MACH NUMBER IS NOT DISPLAYED - PRIMARY FLIGHT DISPLAY	NC
3162A213A02	CDS DISPLAY - PFD/ND FORMAT - OVER AND UNDER ENGINE PRESENTATION	NC
3162A627A32	SOFTWARE ACTIVATION - DOUBLE DERATE INDICATION - ENABLE	$2,700
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	NC
3245-000048	BRAKES - STEEL - HIGH CAPACITY - HONEYWELL	NC
3245-000363	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - ALLIEDSIGNAL - INSTALLATION WITH GOODYEAR SFE 12 PR, 225 MPH BIAS TIRES	NC
3245B759A08	WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS - HONEYWELL HIGH GROSS WEIGHT - INSTALLATION WITH GOODYEAR 28 PR 225MPH TIRES - SFE	NC
3321-000001	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL	NC
3324-000017	NO SMOKING SIGN - PERMANENT ILLUMINATION	NC
3342-000035	NOSE GEAR TAXI LIGHT - 250-WATT	NC
3350A704A19	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - PHOTOLUMINESCENT	$15,900
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE	NC
3414-000035	STANDBY ALTIMETER/AIRSPEED INDICATOR - FLIGHT DECK	NC
3423-000023	STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE - SFE	NC
3430B866A28	ILS/GPS MULTI-MODE RECEIVER (MMR) - HONEYWELL INTERNATIONAL INC. - P/N 066- 50029-1201 - BFE/SPE	NC
3431A065B03	VHF NAV/DME CONTROL PANEL - GABLES ENGINEERING - P/N G7500-03 - BFE/SPE	NC
3433A732A13	RADIO ALTIMETER (RA) - CAT IIIB CAPABLE - HONEYWELL INTERNATIONAL INC - P/N 066-50007-0111 - BFE/SPE	NC
3443A065B11	SINGLE WEATHER RADAR CONTROL PANEL - WITH AUTOTILT FUNCTIONALITY - HONEYWELL INTERNATIONAL INC P/N 2041223-3135 -BFE/SPE	$13,500
3443B866A08	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR AND AUTOTILT CAPABILITY - HONEYWELL INTERNATIONAL INC TRANSCEIVER P/N 066-50008-0408 - BFE/SPE	NC
3445B866A10	TCAS SYSTEM - HONEYWELL INTERNATIONAL INC TCAS COMPUTER P/N 940-0300-001 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	NC
3446-000045	STANDARD VOLUME FOR ALTITUDE CALLOUTS	NC
3446-000048	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT ENABLE	NC
3446-000049	500 SMART CALLOUT INHIBITED	NC
3446-000085	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 2500, 1000, 500, 400, 300, 200, 100, 50, 40, 30, 20, 10, APPROACHING MINIMUMS, MINIMUMS	NC
3451-000023	VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-50012-0101 - BFE/SPE	NC
3453B866A17	ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01127-1602 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	NC
3455-000020	DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTERROGATOR P/N 066-50013-0101 - BFE/SPE	NC
3457A065A61	AUTOMATIC DIRECTION FINDER - SINGLE SYSTEM	NC
3457A065A62	AUTOMATIC DIRECTION FINDER (ADF) - SINGLE SYSTEM - ALLIEDSIGNAL DFA-75B - ADF RECEIVER P/N 066-50014-010; ADF ANTENNA P/N 2041683-7507 - BFE/SPE	NC
3457A065A65	1SINGLE ADF CONTROL PANEL - GABLES - G7402-05 - WITH TONE SWITCH - BFE/SPE	NC
3461A425A09	1-FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - BOEING SUPPLIED	NC
3461A425A36	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- RUNWAY OFFSET POSITION - METERS	NC

BOEING PROPRIETARY

Exhibit A3-R1_737-700_SA-14	BOEING PROPRIETARY	9/10/2008-18:27

CR	Exhibit A3-R1 to Purchase Agreement 2910 GOT 737-700 Title	2006 $ Price Per A/C
3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	NC
3461C739A01	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - TAKEOFF THRUST AUTOMATIC SELECTION - ENABLE	$2,200
3511-000011	NO REMOTE CREW OXYGEN FILL STATION	NC
3511B873B97	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - FIRST OBSERVER - B/E AEROSPACE - BFE/SPE	$3,800
3511B873B98	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - B/E AEROSPACE - BFE/SPE	$7,500
3511C198A22	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - SECOND OBSERVER - B/E AEROSPACE - BFE/SPE	$3,800
3520C724Z53	SUPPLEMENTAL OXYGEN SYSTEM	$27,600
3811-000019	POTABLE WATER - SERVICEABLE TO 60 GALLONS	NC
3832-000032	VACUUM WASTE SYSTEM - MONOGRAM TOILET ASSEMBLIES	NC
3910C028D97	AFT ELECTRONICS PANEL ARRANGEMENT - GOT	NC
5200-000036	HOLD-OPEN LOCK (DOWN-TO-RELEASE) - ENTRY AND SERVICE DOORS	NC
5231A561C54	CARGO DOOR - SOLID SKIN	NC
5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	NC
5352A298A28	RADOME- NORDAM- SFE	NC
5730B290A42	PARTIAL PROVISIONS FOR AVIATION PARTNERS BOEING (APB) WINGLET INSTALLATION	$79,500
5730C581A09	WINGLET INSTALLATION STC CERTIFIED - AVIATION PARTNERS BOEING (APB) - BFE/SPE (737-700)	$22,800
7200-000116	CFM56-7 ENGINES - 7B22 RATING	SIDE LTR
7900-000116	LUBRICATING OIL - MOBIL JET II	NC
MISC	INTERIOR ALLOWANCE	-$711,600

OPTIONS: 154	TOTALS:	$733,400

BOEING PROPRIETARY

GAC Inc.
Letter Agreement No. 6-1162-DME-0824R2

4 aircraft, Boeing will provide Buyer with a special CFM replacement credit memoranda, applicable for each such Table 4 Substitute Aircraft, in the amount of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], per Table 4 Substitute Aircraft, subject to escalation to the time of aircraft delivery.

(c) The current agreement between Boeing and CFM does not address Table 5 and/or Table 6 model 737-700 aircraft that have been previously contracted as model 737-800 Aircraft. Boeing will provide Buyer with a special CFM replacement credit memoranda, applicable to the Table 5 and/or Table 6 Aircraft that Buyer chooses to exercise as Substitute Model 737-700 Aircraft in the amount of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], per each such Substitute Aircraft, subject to escalation to the time of aircraft delivery.

Such credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

15. New Customer Subsidiary — Varig Livery

As a form of special recognition of Customer's purchase and operation of it's new subsidiary, Boeing will provide the standard level of requisite non-recurring Boeing support, at no-charge to Customer, with regard to the delivery of Customer's designated aircraft in the Varig paint livery.

16. Assignment

The Credit Memoranda described in this Letter Agreement are provided as a special financial accommodation to Customer in consideration of Customer's becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

17. Confidential Treatment

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

6-1162-DME-1104

GAC Inc.
Rua Gomes de Carvalho 1629
São Paulo SP Brazil
04547-006

Subject:	Banded Fixed Escalation Program

Reference:	Purchase Agreement No2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement)amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Definitions

"Escalation Notice" means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

"Program Aircraft" means each Aircraft specified in Article 2 of this Letter Agreement.

2. Applicability.

     Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the model 737-800 Aircraft in Table 5 and Table 6 of the Purchase Agreement have now become Program Aircraft under the terms of this Letter Agreement. Should Customer exercise its right of substitution such that a Table 5 and/or Table 6 Aircraft shall become a model 737-700 aircraft, such model 737-700 aircraft will become Program Aircraft under the terms of this Letter Agreement.

6-1162-DME-1104
GAC Inc.

3. Escalation Forecast.

     Boeing will release an escalation forecast in February and August of each year based on Boeing's then current standard CPI escalation formula. Only one escalation forecast shall be used to conduct the escalation analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A.

4. Greater than [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Cumulative Annual Escalation.

     4.1 If the escalation forecast, as set forth in Article 3, above, projects a cumulative annual escalation factor that exceeds the cumulative annual [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] escalation factor, as set forth in Attachment B, for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast, as set forth in Attachment A, then Boeing shall issue an Escalation Notice to the Customer by the date set forth in Attachment A. Such Escalation Notice shall, in Boeing's sole discretion, either:

     4.1.1 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     4.1.2 provide Customer with the option of either: [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     4.2 Customer shall notify Boeing in writing of its election to exercise the option contained in Article 4.1.2(i) or 4.1.2(ii) above within seven days of its receipt of the Escalation Notice from Boeing. In the event Customer exercises its option in accordance with Article 4.1.2(ii) above, then: (i) Boeing will return to Customer, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     4.3 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     4.4 Should Customer fail to issue any notice to Boeing in accordance with Article 4.2 above, then the Escalation Adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be calculated in accordance with Supplemental Exhibit AEI.

6-1162-DME-1104
GAC Inc.

5. Equal to or Less than [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Cumulative Annual Escalation.

     If the escalation forecast, as set forth in Article 3, above, projects a cumulative annual escalation factor that is equal to or less than the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cumulative annual escalation factor, as set forth in Attachment B, for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast, as set forth in Attachment A, then such cumulative annual escalation applicable to such Program Aircraft shall be calculated as follows:

     5.1 If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of a Program Aircraft, produces an escalation rate of less than [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cumulative annual escalation as set forth in Attachment B for such Program Aircraft, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     5.2 If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AEI at time of delivery of a Program Aircraft, produces an escalation rate [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cumulative annual escalation factor as set forth in Attachment B for such Program Aircraft, then the escalation rate applicable to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6. Applicability to Other Financial Consideration.

     The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit-AE1, and which pertains to the Program Aircraft shall be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

6-1162-DME-1106R1

GAC Inc.
Rua Gomes de Carvalho 1629
São Paulo SP Brazil
04547-006

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer anticipates that it will, in the future, have necessity to operate both model 737-700 and model 737-800 aircraft, with each of the aircraft to be discretely defined per the below described categories (collectively, the Substitute Aircraft).

1. Specific Model and Configuration.

Customer may, subject to the terms and conditions further described in this letter agreement, substitute for an earlier firm contracted Model 737-800 Aircraft, any one of the following:

     (i) the purchase of Boeing Model 737-800 aircraft in a Varig configuration (Varig 737-800 Substitution Aircraft), for any Aircraft delivering in July 2009 or later,

     (ii) the purchase of Boeing Model 737-700 aircraft in a Varig configuration (Varig 737-700 Substitute Aircraft) in place of any of the Block 4 (Table 4), Block 5 (Table5) and Block 6 (Table 6) Model 737-800 Aircraft,

     (iii) the purchase of Boeing Model 737-700 aircraft in a GOL configuration (GOL 737-700 Substitute Aircraft) in place of any of the Block 4 (Table 4), Block 5 (Table5) and Block 6 (Table 6) Model 737-800 Aircraft,

2. Customer's Written Notice.

Letter Agreement No. 6-1162-DME-1106R1
GAC Inc.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft, delivering in July 2009 or later, with the purchase of one of the three (3) above described Substitute Aircraft;

     (a) no later than the first day of the month that is twelve (12) months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that such Substitute Aircraft has a defined configuration that has been previously approved by Boeing and Customer or,

     (b) no later than the first day of the month that is eighteen (18) months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, if a Substitute Aircraft does not have a defined configuration that has been previously approved by Boeing and Customer.

3. Boeing's Production Capability.

Customer's substitution right is conditioned upon Boeing's having production capability for the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted.

Boeing will tentatively quote delivery positions for Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the required on-dock dates. If Boeing is unable to manufacture the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer's consideration and written acceptance within thirty days of such offer.

4. Definitive Agreement.

Customer's substitution right and Boeing's obligation in this Letter Agreement are further conditioned upon Customer's and Boeing's executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer's substitution notice to Boeing or of Customer's acceptance of an alternate delivery month in accordance with paragraph 2 above.

5. Price and Advance Payments.

The Airframe Base Price, Optional Features Prices, Engine Prices and Aircraft Basic Price will be adjusted to Boeing's and the engine manufacturer's then-current prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft. The escalation indices and methodology used to estimate the Advance Payment Base Prices will be adjusted to Boeing's and the engine manufacturer's then-current provisions for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.

Letter Agreement No. 6-1162-DME-1106R1
GAC Inc.

If the Advance Payment Base Price for any Substitute Aircraft is higher than that of the Aircraft, Customer will pay to Boeing the amount of the difference as of the date of execution of the definitive agreement for the Substitute Aircraft. If the Advance Payment Base Price of the Substitute Aircraft is lower than that of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due from Customer, at which point Customer will reduce the amount of such payment by the amount of the excess or, Customer may provide written direction to Boeing, prior to the next payment is due from Customer, to apply the excess to a payment not yet due for a specified Aircraft. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer's exercise of the rights of substitution described in this agreement.

6. Confidential Treatment.

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By /s/________________________

Its       Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: _____________________2008

GAC INC.

By /s/_______________________________________	/s/
Its Henrique Constantino	Anna Cecilia Bettencourt Diretora de Tesouraria